Exhibit 99.2
IN THE UNITED STATES BANKRUPTCY COURT
FOR THE EASTERN DISTRICT OF VIRGINIA
ALEXANDRIA DIVISION

In re:		)	Case No. 05-12801 RGM
		)	Jointly Administered
XYBERNAUT SOLUTIONS, et al.,		)
		)	Chapter 11
	Debtors.	)
)

MONTHLY OPERATING REPORT	Calendar Month October 1, 2005 to October 31, 2005
FINANCIAL BACKGROUND INFORMATION
     1. ACCOUNTING BASIS: Cash ___Accrual ___X___
     2. PREPARER: State the names address, telephone number and position of the person(s) who actually compiled the information contained in this report.
     Ed Maddox, President XSI, 11591 Greenwich Point Road, Reston Va 20194
     Vincent Mencher, Temporary Accounting Support, Acsys, Inc. 12120 Sunset Hills Road, Reston, Va 20190
     3. NUMBER OF EMPLOYEES paid during this period: 18
     4. Have there been any CHANGES IN THE NATURE OF YOUR BUSINESS since the last reporting period? Yes ___No X . If yes, explain below:

     5. Are all BUSINESS LICENSES current? Yes X No ___Not Applicable ___
     6. PRE-PETITION ACCOUNTS RECEIVABLE:

Beginning Balance	$81,258.39

Collected this Period	$39,892.92

Ending Balance	$41,365.47

     7. POST -PETITION ACCOUNTS RECEIVABLE:
           0-30 Days: $ 543,707.62  31-60 Days: $ 28,055.32  Over 60 Days: $ 250.00
     If there are any post-petition Accounts Receivable over 60 days provide Schedule AR giving a listing of such accounts and explain the delinquencies.

CUSTOMER	AMOUNT	COMMENT
Union Pacific Railroad	$250.00	UPR is slow to process minor invoices – have requested prompt payment.

     8. POST –PETITION ACCOUNTS PAYABLE:
           0-30 Days: $ 65,771.28 31-60 Days: $ 70,683.55 Over 60 Days: $ 16,984.80
     If there are any post-petition Accounts Payable over 30 days, provide Schedule AP giving a listing of such accounts and explain the delinquencies.

PAYEE	AMOUNT	COMMENT
8618 Westwood Center Drive	$21,657.72	August & September rent payments for a lease that was automatically rejected.
Deltek	$6,155.94	Accounting System License Payment – on hold pending decision on future software direction
Hayworth - Independent Contractor	$3,489.30	Contract terms — payable upon receipt from client
Dreyfus – Independent Consultant	$220.00	Expense report missing backup
Planisware — vendor	$21,795.41	Contract terms — payable upon receipt from client
PM Expressions - Independent
Contractor Popp — Independent	$12,399.21	Contract terms — payable upon receipt from client
Contractor	$2,990.00	Contract terms — payable upon receipt from client
Werner - Independent Contractor	$18,960.77	Contract terms — payable upon receipt from client

     9. TAXES. Are all taxes being paid to the proper taxing authorities when due? Yes ___ No_X_. On the attached IRS Form 6123 report all tax deposits made with any financial institution for federal employment taxes. Be sure the form is complete and signed by an authorized employee of the receiving institution or taxing authority. Attach to this report a completed Form 6123 for each deposit made during the reporting period. Also attach copies of the monthly sales tax report, payroll tax report and unemployment tax report with evidence of payment of both federal and state taxes.
     All taxes are paid by Xybernaut Corporation, Xybernaut Solutions, Inc’s parent company who is co-filing on this case. Xybernaut Corporation’s operations report will address the company’s current tax status.
     10. ESCROW ACCOUNTS. Are you utilizing your tax account only for deposit and payment of payroll and sales taxes? Yes _X___No ___If no, explain: ___
     11. Are all BOOKS AND RECORDS of the debtor(s) being maintained monthly and are all current? Yes _X___No ___Explain:
     12. INSURANCE EXPIRATION STATEMENT. Policy expiration dates are:

Type	Policy #	Policy Dates
Auto	93256759	3/31/05-3/31/06
Fire
General Liability	35392595	3/31/05-3/31/06
Excess/Umbrella Liability	79781303	3/31/05-3/31/06
Workers Comp	71714215	3/31/05-03/31/06
Errors & Omissions	35392595	3/31/05-3/31/06

     13. ACTIONS OF DEBTOR. During the last month, did the debtor:
(A) Fail to defend or not oppose any action seeking to dispossess the debtor from contro1 or custody of any asset of the estate? Yes ___No _X___Explain: ___
(B) Maintain such stock inventory, raw materials, insurance, employees and other resources as are necessary to preserve and maintain the going concern value of the assets of the debtor? Yes _X___No ___Explain: ___
     14. TRANSFER OR SALE OF PROPERTY. Did the debtor or any person with control over any of the debtor’s assets transfer, convey or abandon any of the debtor’s assets to another party during the period of this report other than as set forth herein (including sales by creditors)?
     Yes._X___No ___Explain: As part of an Xybernaut Corporate/Xybernaut Solutions office consolidation, various old non-functioning computer and peripheral hardware and various pieces of old office furniture were disposed of for a value of $1,500. These items were listed as XSI assets and in total had nominal remaining net book value $3,936.54.
     15. PAYMENT TO SECURED CREDITORS during reporting period: (Attach additional sheets if necessary)

Creditor	Frequency of	Amount	Next	Post-Petition
	Payments per	of Each	Payment	Pmts. No Made
	Contract (mo. Qtr)	Payments	Due	No. | Amt.
NONE
     16. PAYMENTS TO PROFESSIONALS (Attorneys, Accountants, Real Estate Agents, Auctioneers, Appraisers, etc., during reporting period: (Attach additional sheets, if necessary):

Professional	Service	Amount
NONE
17. QUARTERLY U.S. TRUSTEE FEES paid during reporting period: $ _5,000.00___
     18. VERIFICATION: I declare under penalty of perjury that the information contained in this monthly operating report (including attached schedules) is true and correct to the best of my knowledge, information and belief.

Dated: November 15, 2005	DEBTOR-IN-POSSESSION

Name/Title: /s/Edward P. Maddox, President	Xybernaut Solutions, Inc.
Address: 11591 Greenwich Pt. Rd	12701 Fair Lakes Circle, Suite 160,
Reston, Va 20194	Fairfax, Va 22033
Phone: 703-654-3595

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE EASTERN DISTRICT OF VIRGINIA
ALEXANDRIA DIVISION

In re:		)	Case No. 05-12801 RGM
		)	Jointly Administered
XYBERNAUT CORPORATION, et al.,		)
		)	Chapter 11
	Debtors.	)
)

Cash Disbursements Summary Report
Calendar Month Ending October 31, 2005

Total Disbursements from Operating Account (See Note 1)	$173,237.60

Total Disbursements from Payroll Account (See Note 2)	$163,357.32

Total Disbursements from Tax Escrow Account (See Note 3)	- N/ A -

Total Disbursements from any other Account (See Note 4)	- N/ A -

Grand Total Disbursements from all Accounts	$336,594.92
Note 1 — Include in this amount all checks written, wire transfers made from, or any other withdrawal from the general operating account. Exclude only transfers to the debtor-in-possession payroll account, the debtor-in-possession account tax escrow account or other debtor in possession account where the disbursements will be listed on this report.
Note 2 — Include in this amount all checks written, wire transfers made from, or any other withdrawal from the payroll account. Exclude only transfers to the debtor-in-possession operating account, the debtor- in-possession tax escrow account or other debtor-in-possession account where the disbursements will be listed on this report.
Note 3 — Include in this amount all checks written, wire transfers made from, or any other withdrawal from the tax escrow account. Exclude only, transfers to the debtor-in-possession operating account, the debtor-in-possession payroll account or other debtor-in-possession account where the disbursements will be listed on this report.
Note 4 — Include in this amount any other disbursements made by the debtor including (but not limited to) cash paid from a petty cash fund or cash register, amounts paid from any other debtor-in-possession account, and amounts paid from the accounts of others on the debtors behalf (for example disbursements made from a law firm’s escrow account as a result of a sale of property.)
ATTACH A COPY OF THE MOST RECENT MONTHLY BANK STATEMENT FOR EACH DEBTOR- IN-POSSESSION ACCOUNT.

In re: Xybernaut Corporation, et al.	Case Number: 05-12801 Jointly Administered
BALANCE SHEET
As of October 31, 2005

Current Assets
Cash	192,919.15
Pre-Petition Accounts Receivable	41,365.47
Post-Petition Accounts Receivable	572,012.95
Receivables from Officers	0.00
Employees, Affiliates	0.00
Note Receivables	0.00
Inventory	74,695.00
Other Current Assets:
Due to / From Xybernaut	551,624.91
Unbilled Accounts Receivable	416,579.66
Prepaid Other	13,351.31
Accounts Receivable Other XSI	337.00
Employee Advances	(287.00)
Total Current Assets		1,862,598.45

Fixed Assets
Land	0.00
Buildings	0.00
Equipment, Furniture & Fixtures	231,790.29
Less Accumulated Depreciation	(157,685.98)
Total Fixed Assets		74,104.31

Other Assets Retainage	23,438.00
Deposits	6,750.10
Total Other Assets		30,188.10

Total Assets		1,966,890.86
Post-Petition Liabilities
Accounts Payable	153,439.63
Salaries Payable	81,997.01
Bonuses Payable	(2,607.50)
Commissions Payable	7,871.73
Accrued Vacation	74,035.76
Accrued Rent & Storage	7,607.03
Taxes Payable	207.66
Accrued Interest	0.00
Deferred Revenue	163,874.80
Total Post-Petition Liabilities		486,386.12

Pre-Petition Liabilities
Priority Claims	21,888.15
Secured Debts	0.00
Unsecured Debtor	19,319.49
Total Pre-Petition Liabilities		41,207.64

Owners Equity (Deficit)
Capital Stock or Owner Investment	15,849.68
Paid In Capital Surplus	605,059.88
Retained Earnings (Deficit)
Pre-Petition	762,123.22
Post-Petition	56,264.32
Total Owners Equity		1,439,297.10

Total Liabilities and Owner’s Equity		1,966,890.86

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE EASTERN DISTRICT OF VIRGINIA
ALEXANDRIA DIVISION

In re:		)	Case No. 05-12801 RGM
		)	Jointly Administered
XYBERNAUT CORPORATION, et al.,		)
)
		)	Chapter 11
	Debtors.	)
MONTHLY OPERATING REPORT
INCOME STATEMENT
(Business Debtor, Accrual Basis)
Calendar Month October 1 to October 31, 2005
(All figures refer to post-petition transactions)

	This Month			Year to Date
(A) Total Sales/Income	(A	)	503,786.49	1,118,978.83
Cost of Sales
Beginning Inventory			74,695.00	0.00
Purchases of Inventory			0.00	74,695.00
Less Ending Inventory			74,695.00	74,695.00
Direct Labor (Gross Salaries)			94,115.19	278,463.02
Purchased Services			189,058.29	401,926.74

(B) Total Cost of Sales (B)			283,173.48	680,389.76

(C) Gross Profit (C= A-B)			220,613.01	438,589.07
Operating Expenses

Officers Salaries (Gross)			15,416.68	46,250.04
Other Employee Salaries (Gross)			26,575.25	83,896.49
Taxes (Payroll: Employer’s Share)			7,824.97	26,817.47
Employee Benefits (Insurance, Pension, Plan, etc.			19,870.41	90,462.66
Employer’s Share)

Advertising			0.00	0.00
Bad Debts			0.00	0.00
Depreciation and Amortization			2,903.89	11,870.51
Entertainment			0.00	0.00
Insurance (Real Estate)			0.00	0.00
Insurance (Other)			182.01	546.03
Interest (Mortgage, Loans, etc.)			0.00	0.00
Leases (other than Rent)			0.00	0.00
Outside Services & Contractors			9,676.88	37,157.84
Professional Fees (Attorney, Accountant)			0	297.78
Rent and leases			8,248.79	25,506.99
Repairs and Maintenance			0.00	0.00
Supplies			1,001.03	3,400.29
Taxes (Real Property)			0.00	0.00
Taxes (Other)			0.00	0.00
Telephone			1,652.68	4,481.77
Travel			479.76	8,943.24
Utilities			0.00	0.00
U.S. Trustees Quarterly Fee			5,000.00	5,000.00

Case Number 05-12801 (Jointly Administered) Period Ending October 31, 2005 Income Statement Page 2

	This Month	Year to Date

Other Operating Expenses
Overnight Delivery	1,542.76	3,583.11
Dues and Subscriptions	25.00	25.00
Bank Fees	275.62	946.35
_______________________________	_________________	_________________
_______________________________
(D) Total Operating Expenses (D)	100,675.73	349,185.57

(E) Profit/Loss from operations (E= C-D)	119,937.28	89,403.50

Other Income (Expenses)	—	—

Interest Income	—	—
Interest Expense	(_________________ )	(_______________ )

________________________	—	—
________________________	—	—
________________________	—	—
________________________	—	—

Extraordinary Items – In (Out)
Office Move Expenses	(3,606.88)	(3,606.88)
_________________________	_________________	_________________
_________________________	_________________	_________________
_________________________	_________________	_________________

(F) Total Other Income/Expense &
Extraordinary Items (F)	(3,606.88)	(3,606.88)

(G) Income Before Taxes (G= E+F)	116,330.40	85,796.62

(H) Income Tax Expense (H)	_________________	_________________

(I) Net Income (Loss) (I= G-H)	116,330.40	85,796.62

NOTE: Accrual basis reporters must attach Cash Reconciliation Reports or a standard Statement of Sources and Uses of Case to this Report.

In re: Xybernaut Corporation, et al.	Case Number: 05-12801 Jointly Administered
CASH RECONCILIATION REPORT
(Business Debtor, Accrual Basis)
Calendar Month Ending October 31, 2005
(All figures refer to post-petition transactions)

		Operating Account	Totals
(A) Beginning Cash Balance (A)			280,462.44

(B) Net Income, (line (I), Form 9-BA) (B)			116,330.40

Add Expenses Not Requiring Cash:
Depreciation		2,903.89

(C) Sub-Total (C)			2,903.89
(D) Cash from Operations (D = B + C)			119,234.29
Other Sources (Uses) of Cash:

Sources	(Uses)
Decrease	(Incr.) -- Accounts Receivable	29,833.85
Decrease	(Incr.) -- Due to / From Xybernaut, Inc.	(220,187.57)
Decrease	(Incr.) -- Prepaid & Other Current Assets	2,950.00
Decrease	(Incr.) -- Inventory	—
Decrease	(Incr.) -- Equipment Computers	114,355.93
Increase	(Decr) -- Accum Depr.- Computers	(114,355.93)
Decrease	(Incr.) -- Equipment Demo Units	—
Increase	(Decr) -- Accum Depreciation-Demo Units	—
Decrease	(Incr.) -- Furniture & Fixtures	76,194.26
Increase	(Decr) -- Accum Depreciation-Furn & Fixtures	(72,257.72)
Decrease	(Incr.) -- Leasehold Improvements	3,450.00
Increase	(Decr) -- Accum Depreciation--Leasehold Imp	(3,779.66)
Decrease	(Incr.) -- Payroll Account	11,908.00
Increase	(Decr) -- Accounts Payable	(32,297.15)
Increase	(Decr) -- Accrued Interest	—
Increase	(Decr) -- Accrued P/R Taxes	—
Increase	(Decr) -- Accrued Salaries	461.65
Increase	(Decr) -- Accrued Rent	—
Increase	(Decr) -- Bonus Payable	—
Increase	(Decr) -- Accrued Commissions	6,755.33
Increase	(Decr) -- Accrued Vacation	—
Increase	(Decr) -- Accrued Other	—
Increase	(Decr) -- Notes Payable -- Banks
Increase	(Decr) -- Deferred Revenue	(12,588.96)
(Less) Unrecorded bank service charges

(E) Total other Sources (Uses) of Cash (E)			(209,557.97)

(F) Ending Cash Balance (F= A+D+E)			190,138.76

(G) Balance per Bank Statement (G)			194,025.98

(H) Less Outstanding Checks (H)		30,412.22
(I) Add Deposits in Transit (I)		26,525.00

(J) Reconciled Bank Balance {J=(G-H) +I}			190,138.76
Ending Cash Balance (F) and Reconciled Bank Balance (J) should equal.

In re: Xybernaut Corporation, et al.	Case Number: 05-12801 Jointly Administered
CASH RECONCILIATION REPORT
Payroll and Tax Accounts
(Business Debtor, Accrual Basis)
Calendar Month Ending October 31, 2005
(All figures refer to post-petition transactions)

	Payroll	Tax
	Account	Account
(A) Beginning Cash Balance (A)	14,688.39

Cash Receipts:

Transfers from Operating Account	151,449.32

Transfers from Payroll Account

Other — ___________________________________

(B) Total Cash Receipts (B)	151,449.32

(C) Cash Available (C= A+B)	166,137.71

Cash Disbursements:

Gross Payroll for this period $158,562.06

Employee Benefits paid	7,319.38
Net Payroll Paid	115,665.74
Transfers to Tax Account	—

Taxes deposited or paid during period
Employee’s share of FICA Tax	7,773.88

Employer’s share of FICA Tax	7,773.88

Employee’s Federal Income Tax	19,058.99

Employee’s State Income Tax	5,441.74

Unemployment Tax	65.45

Bank Service Charges	5.20

Other: Advantage Payroll Service Fee	253.06

(D) Total Disbursements (D)	163,357.32

(E) Ending Cash Balance (E= C-D)	2,780.39

(F) Balance per Bank Statement (F)	6,127.98

(G) Less Outstanding Checks (G)	3,347.59

(H) Add Deposits in Transit	0.00

(I) Reconciled Bank Balance {I = (F-G) +H]	2,780.39

Ending Cash Balance (E) and Reconciled Bank Balance (I) should